UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 27, 2009


                           Northern Explorations, Ltd.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-125068                26-3633813
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)

   9002 Green Oaks Circle, 2nd Floor,
           Dallas, Texas                                         75243-7212
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (866) 570-9822

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS

On October 27, 2009, Northern Explorations, Ltd. (the "Company") received the resignation of Mr. Stephen Mohan, effective immediately. A copy of Mr. Mohan's correspondence is attached as an exhibit.

The Company believes that it has complied with the appropriate disclosure controls and procedures under Exchange Act Rules 13a-14 and 15d-14 in order to determine when a notice of resignation, retirement or refusal has been communicated to the Company and that all information necessary has been disclosed to the public.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

17   Resignation Letter

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Northern Explorations, Ltd.


Date: November 3, 2009                By: /s/Kenneth J. Yonika
                                          --------------------------------------
                                          Kenneth J. Yonika, CPA
                                          Interim Chief Executive Officer


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